GAM FUNDS, INC.

                        SUPPLEMENT TO THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2005
                           AS PREVIOUSLY SUPPLEMENTED


On page 39 of the Prospectus under "INVESTMENT ADVISERS" insert the following language after the 5th paragraph (found in the previous supplement) regarding the proposed change of control of GAM USA and GIML, the investment advisers to the Funds:


"On December 2, 2005, Julius Baer Holding Ltd. ("Julius Baer"), a Swiss holding company, acquired direct control of GAM AG from UBS. As a result of this transaction, Julius Baer acquired indirect control of GIML and GAM USA."


THE INFORMATION CONTAINED IN THIS SUPPLEMENT SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION OR ANY PREVIOUS SUPPLEMENT, AND SHOULD BE READ IN CONJUNCTION WITH THOSE DOCUMENTS. PLEASE BE SURE TO RETAIN ALL SUPPLEMENTS WITH YOUR PROSPECTUS.

Supplement dated: December 6, 2005